Exhibit 99.3

2Q 2021 Earnings Call 21 May 2021 HagieTM STS16 Self-Propelled Sprayer equipped with ExactApplyTM 24

John Deere | 2Q 2021 Earnings Call | May 21, 2021 2 Safe Harbor Statement & Disclosures The earnings call and accompanying material include forward-looking comments and information concerning the company’s plans and projections for the future, including estimates and assumptions with respect to economic, political, technological, weather, market acceptance, acquisitions and divestitures of businesses, anticipated transaction costs, the integration of new businesses, anticipated benefits of acquisitions, and other factors that impact our businesses and customers. They also may include financial measures that are not in conformance with accounting principles generally accepted in the United States of America (GAAP). Words such as “forecast,” “projection,” “outlook,” “prospects,” “expected,” “estimated,” “will,” “plan,” “anticipate,” “intend,” “believe,” or other similar words or phrases often identify forward-looking statements. Actual results may differ materially from those projected in these forward-looking statements based on a number of factors and uncertainties, including those related to the effects of the COVID-19 pandemic. Additional information concerning factors that could cause actual results to differ materially is contained in the company’s most recent Form 8-K and periodic report filed with the U.S. Securities and Exchange Commission, and is incorporated by reference herein. Investors should refer to and consider the incorporated information on risks and uncertainties in addition to the information presented here. The company, except as required by law, undertakes no obligation to update or revise its forward-looking statements whether as a result of new developments or otherwise. The call and accompanying materials are not an offer to sell or a solicitation of offers to buy any of the company’s securities. 25

John Deere | 2Q 2021 Earnings Call | May 21, 2021 3 2Q 2021 Results ($ millions except where noted) $9,253 $12,058 2Q 2020 2Q 2021 $8,224 $10,998 2Q 2020 2Q 2021 $666 $1,790 2Q 2020 2Q 2021 $2.11 $5.68 2Q 2020 2Q 2021 34% Net Sales & Revenues Net Sales (Equipment Operations) Net Income (attributable to Deere & Company) Diluted EPS ($ per share) 30% 169% 169% 26

John Deere | 2Q 2021 Earnings Call | May 21, 2021 4 Production and Precision Ag 2Q 2021 Results $ in millions $3,365 $4,529 2Q 2020 2Q 2021 Net Sales 35% Operating Profit Comparison $1,007 $235 $4 $37 $568 $297 ($8) $8 ($139) $5 2Q 2020 Volume/ Mix Price Currency Warranty Production Costs SA&G/ R&D Special Items Other 2Q 2021 27

John Deere | 2Q 2021 Earnings Call | May 21, 2021 5 Small Ag and Turf 2Q 2021 Results $ in millions $2,603 $3,390 2Q 2020 2Q 2021 Net Sales 30% Operating Profit Comparison $648 $286 $1 ($33) $226 $148 $40 $14 ($35) $1 2Q 2020 Volume/ Mix Price Currency Warranty Production Costs SA&G/ R&D Special Items Other 2Q 2021 28

John Deere | 2Q 2021 Earnings Call | May 21, 2021 6 Global Ag Environment Fundamentals Demand Challenges ▪ Stocks/Use ▪ Cash Receipts ▪ Market Access ▪ Broad Based Strength ▪ Inventory Position ▪ Supply Constraints ▪ Material & Logistics ▪ COVID-19 29

John Deere | 2Q 2021 Earnings Call | May 21, 2021 7 Ag & Turf Industry Outlook – FY 2021 Source: Deere & Company forecast as of 21 May 2021 U.S. & CANADA LARGE AG ~25% EUROPE AG ~10% SOUTH AMERICA AG (tractors and combines) ~20% U.S. & CANADA SMALL AG & TURF ~10% ASIA AG Slightly 30

John Deere | 2Q 2021 Earnings Call | May 21, 2021 8 Production and Precision Ag Business Segment Outlook Source: Deere & Company forecast as of 21 May 2021 15.2% FY 2020 FY 2021 Fcst $12,962 FY 2020 FY 2021 Fcst Net Sales 20%-21% Operating Margin 25%-30% 31

John Deere | 2Q 2021 Earnings Call | May 21, 2021 9 Small Ag and Turf Business Segment Outlook Source: Deere & Company forecast as of 21 May 2021 10.7% FY 2020 FY 2021 Fcst $9,363 FY 2020 FY 2021 Fcst Net Sales 16.5%-17.5% Operating Margin 20%-25% 32

John Deere | 2Q 2021 Earnings Call | May 21, 2021 10 Construction and Forestry 2Q 2021 Results $ in millions $2,256 $3,079 2Q 2020 2Q 2021 Net Sales 36% Operating Profit Comparison $489 $178 ($5) ($29) $3 $85 $96 $104 $14 $43 2Q 2020 Volume/ Mix Price Currency Warranty Production Costs SA&G/ R&D Special Items Other 2Q 2021 33

John Deere | 2Q 2021 Earnings Call | May 21, 2021 11 Construction and Forestry Industry Outlook – FY 2021 Source: Deere & Company forecast as of 21 May 2021 NORTH AMERICA COMPACT CONSTRUCTION EQUIPMENT 20-25% GLOBAL FORESTRY 15-20% NORTH AMERICA CONSTRUCTION EQUIPMENT 15-20% 34

John Deere | 2Q 2021 Earnings Call | May 21, 2021 12 Construction and Forestry Business Segment Outlook Source: Deere & Company forecast as of 21 May 2021 6.6% FY 2020 FY 2021 Fcst $8,947 FY 2020 FY 2021 Fcst Net Sales 12%-13% Operating Margin 25%-30% 35

John Deere | 2Q 2021 Earnings Call | May 21, 2021 13 Financial Services Net Income - Results and Outlook Source: Deere & Company forecast as of 21 May 2021 $60 $222 2Q 2020 2Q 2021 Quarter Results Fiscal Year Forecast $566 $800 FY 2020 FY 2021 Fcst 36

John Deere | 2Q 2021 Earnings Call | May 21, 2021 14 Deere & Company Outlook Effective Tax Rate* Net Income (attributable to Deere & Co.) 23-25% $5.3-5.7B FY 2021 FORECAST Net Operating Cash Flow* $5.1-5.5B *Equipment Operations Source: Deere & Company forecast as of 21 May 2021 37

John Deere | 2Q 2021 Earnings Call | May 21, 2021 15 Appendix 38

John Deere | 2Q 2021 Earnings Call | May 21, 2021 16 ($ millions) 2Q 2021 FY 2021 Forecast COS (percent of Net Sales)* 72% ~73% SA&G* 5% ~2% Research and Development* 7% ~3% Capital Expenditures ~ $925 Pension/OPEB Expense ~ $140 Pension/OPEB Contributions ~ $940 Other Financial Information Equipment Operations *As reported (including Employee Separation Expense) Source: Deere & Company forecast as of 21 May 2021 39

John Deere | 2Q 2021 Earnings Call | May 21, 2021 17 April 2021 Retail Sales (Rolling 3 Months) and Dealer Inventories Retail Sales U.S. and Canada Ag Industry* Deere** 2WD Tractors (< 40 PTO hp) 48% Less than the industry 2WD Tractors (40 < 100 PTO hp) 38% Less than the industry 2WD Tractors (100+ PTO hp) 30% More than the industry 4WD Tractors 21% Less than the industry Combines Flat Single digit Deere Dealer Inventories*** U.S. and Canada Ag 2021 2020 2WD Tractors (100+ PTO hp) 25% 33% Combines 22% 22% * As reported by the Association of Equipment Manufacturers ** As reported to the Association of Equipment Manufacturers *** In units as a % of trailing 12 months retail sales, as reported to the Association of Equipment Manufacturers 40

John Deere | 2Q 2021 Earnings Call | May 21, 2021 18 Retail Sales U.S. and Canada Deere* Selected Turf & Utility Equipment Double digits Construction & Forestry First-in-the-Dirt Settlements Double digits Double digits April 2021 Retail Sales (Rolling 3 Months) Retail Sales Europe Ag Deere* Tractors Low double digits Combines Double digits * Based on internal sales reports 41

John Deere | 2Q 2021 Earnings Call | May 21, 2021 19 Deere Use-of-Cash Priorities SHARE REPURCHASE Manage the balance sheet, including liquidity, to support a rating that provides access to low-cost and readily available short- and long-term funding mechanisms (reflects the strategic nature of our financial services operation) Fund value-creating investments in our businesses Consistently and moderately raise dividend targeting a 25%-35% payout ratio of mid-cycle earnings Consider share repurchase as a means to deploy excess cash to shareholders, once above requirements are met COMMITTED TO “A” RATING FUND OPERATING & GROWTH NEEDS COMMON STOCK DIVIDEND CASH FROM OPERATIONS 42

John Deere | 2Q 2021 Earnings Call | May 21, 2021 20 Deere & Company’s 3Q 2021 earnings call is scheduled for 9:00 a.m. central time on Friday, 20 August 2021. 43

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